UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMPLIFY ENERGY CORP.

(Exact name of registrant as specified in its charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

AMPLIFY ENERGY CORP.
500 Dallas Street, Suite 1700
Houston, Texas 77002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2022
Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Amplify Energy Corp. will be held virtually, conducted via live audio webcast on June 16, 2022, at 9:00 a.m. Houston time. You will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.cesonlineservices.com/ampy22_vm. You will also be able to vote your shares electronically at the Annual Meeting.
The Annual Meeting is being held to consider and act on the following proposals:
1.
To elect seven directors to our board of directors to hold office until our 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.
To ratify the appointment, by the Audit Committee of our board of directors, of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

4.
To transact such other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the accompanying proxy materials. Only stockholders of record at the close of business on April 25, 2022, the record date, are entitled to receive notice of and to vote at the Annual Meeting.
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy solicitation materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 29, 2022, we will mail to each stockholder of record a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials, vote, or request paper copies.
We look forward to greeting those stockholders who are able to be virtually present at the Annual Meeting. However, regardless of whether you plan to be with us virtually at the Annual Meeting, it is important that your voice be heard. Accordingly, we request that you vote on the proxy card by telephone, by internet or by signing, dating and returning the proxy in the postage-paid envelope provided.
If you have any questions or require assistance with voting your proxy card, please contact our proxy solicitation firm, Morrow Sodali LLC, at
Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.morrowsodali.com

By Order of the Board of Directors,
Eric M. Willis
Senior Vice President, General Counsel & Corporate Secretary
Houston, Texas
April 29, 2022
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO VOTE BY TELEPHONE OR THE INTERNET OR SUBMIT A PROXY BY MAIL, IN EACH CASE IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED ON THE NOTICE OF AVAILABILITY, WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE THE PROXIES YOU APPOINTED CAST YOUR VOTES, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.
If you need assistance, please call Morrow Sodali LLC, the firm assisting us in the solicitation of proxies in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022
This Notice of Annual Meeting of Stockholders and the accompanying proxy statement, along with our 2021 Annual Report on Form 10-K, are available free of charge at www.cesonlineservices.com/ampy22_vm.

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AMPLIFY ENERGY CORP.
500 Dallas Street, Suite 1700
Houston, Texas 77002
PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
We have furnished this proxy statement (this “Proxy Statement”) to you because the Board of Directors (the “Board”) of Amplify Energy Corp., a Delaware corporation (referred to herein as the “Company,” “Amplify,” “Amplify Energy,” “we,” “us” or “our”), is soliciting your proxy to vote at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 16, 2022, at 9:00 a.m. Houston time. This year’s Annual Meeting will be a virtual meeting of stockholders, conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.cesonlineservices.com/ampy22_vm. You will also be able to vote your shares electronically at the Annual Meeting. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.
We provide access to our proxy materials to our stockholders on the Internet. Accordingly, on or about April 29, 2022, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to stockholders. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and voting instructions, on the website referred to in the Notice of Availability or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice of Availability.
Regardless of whether you plan to be with us virtually at the Annual Meeting, it is important that your voice be heard. Accordingly, we request that you vote on the proxy card by telephone, by internet or by signing, dating and returning the proxy in the postage-paid envelope provided.
If you have any questions or require assistance with voting your proxy card, please contact our proxy solicitation firm, Morrow Sodali LLC, at
Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.morrowsodali.com
INFORMATION ABOUT THE PROXY PROCESS AND VOTING
How do I attend the Annual Meeting?
To attend, participate in, and vote at the Annual Meeting, you will need the control number included on your proxy card or voting instruction card (if your shares are held through a stockbroker or another nominee). Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the Annual Meeting prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.
Stockholders may submit questions live during the Annual Meeting. To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that remarks are respectful of your fellow stockholders and meeting participants. Questions will be addressed in the Q&A portion of the Annual Meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.
Why am I receiving these materials?
We have furnished this Proxy Statement to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.
Am I entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on April 25, 2022, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 38,327,143 shares of common stock outstanding and entitled to vote at the Annual Meeting, with each such share of common stock entitling the holder of record on such date to one vote. There is no cumulative voting.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a broker, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?
As permitted under the rules of the SEC, we are making our proxy materials available to our stockholders electronically via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 29, 2022, the Company is sending the Notice of Availability to its stockholders of record as of the Record Date. You will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Availability includes (i) instructions on how to access the Company’s proxy materials and vote via the Internet, (ii) the date, time and location of the Annual Meeting, (iii) a description of the matters intended to be acted upon at the Annual Meeting, (iv) a list of the materials being made available electronically, (v) instructions on how a stockholder can request paper copies of the Company’s proxy materials, (vi) any control/identification numbers that a stockholder needs to access the proxy materials, and (vii) information about attending the Annual Meeting and voting online during the Annual Meeting.
Can I vote my shares by filling out and returning the Notice of Availability?
No. The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote. For additional information, please see “— What are the different methods that I can use to vote my shares of common stock?” below.
What am I being asked to vote on?
You are being asked to vote on three proposals:
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Proposal 1 — the election of seven directors of our Board to hold office until our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) or until their respective successors are duly elected and qualified;

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Proposal 2 — the ratification of the appointment, by the Audit Committee of the Board (the “Audit Committee”), of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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Proposal 3 — the approval, on a non-binding advisory basis, of the compensation of our named executive officers (“NEOs”).

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting.
How does the Board recommend that I vote my shares?
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
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Proposal 1 — FOR the election of each of the seven director nominees;

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Proposal 2 — FOR the ratification of the appointment, by the Audit Committee, of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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Proposal 3 — FOR approving, on a non-binding advisory basis, the compensation of our NEOs.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.
What are the different methods that I can use to vote my shares of common stock?
If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:
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Via the Internet.   You may submit a proxy electronically via the Internet, using the website listed on the Notice of Availability. Please have the Notice of Availability in hand when you log onto the website. Internet voting facilities will close and no longer be available on the date and time specified on the Notice of Availability.

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By Telephone.   You may submit a proxy by telephone using the toll-free number listed on the Notice of Availability. Please have the Notice of Availability in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified on the Notice of Availability.

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By Mail.   You may request a hard copy of the proxy card by following the instructions on the Notice of Availability. You may submit a proxy by mail by completing, signing, dating and returning your proxy card in the provided pre-addressed envelope. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. The completed and signed proxy card must be received by the date specified on the Notice of Availability.

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During the Annual Meeting.   You may vote online during the Annual Meeting at www.cesonlineservices.com/ampy22_vm; however, attending the meeting without completing a ballot will not count as a vote. To vote online during the Annual Meeting you will need the control number included on your proxy card.

Regardless of whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote online. In such case, your previously submitted proxy will be disregarded.
If your shares are held in “street name,” you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet service providers and telephone companies.
Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy in writing at any time before it is exercised at the Annual Meeting.
If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy with a later date.

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002.

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You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, dealer or other agent, you should follow the instructions provided by them.
How are votes counted and how many votes are required to approve each proposal?
With respect to Proposal 1, directors will be elected by the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. You may vote “FOR” a nominee to the Board, “AGAINST” a nominee to the Board or you may “ABSTAIN” from voting with respect to one or more nominees to the Board. Abstentions are considered shares of common stock present and entitled to vote and will have the same effect as votes “against” a nominee to the Board.
Each of Proposals 2 and 3 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. You may vote (with respect to Proposal 3, on an advisory basis) “FOR,” “AGAINST” or “ABSTAIN” for each of Proposals 2 and 3. Abstentions are considered shares of common stock present and entitled to vote and will have the same effect as votes “against” Proposals 2 and 3.
Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. Abstentions will have the same effect as votes against Proposals 1, 2 and 3. Broker non-votes will have no effect on the outcome of each of the proposals.
Will my shares be voted if I do not provide my proxy and do not attend the Annual Meeting?
If you are a stockholder of record and you do not vote online at the Annual Meeting or vote by proxy, then your shares will not be voted.
If you hold your shares in “street name,” your broker should ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For certain “routine” matters, even if you do not give your broker instructions on how to vote your shares, the broker may vote your shares in its discretion. This is a broker discretionary vote. The ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2) is considered routine under applicable rules. For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker will return the proxy card without voting on that proposal. This is a broker non-vote. The proposals to elect directors (Proposal 1) and to approve, on an advisory basis, the Company’s executive compensation (Proposal 3) are not considered routine. As a result, no broker should vote your shares on these proposals without your specific instructions.
Who counts the votes?
We have engaged Morrow Sodali, LLC, as our independent agent, to receive and tabulate votes at the Annual Meeting. Morrow Sodali, LLC will separately tabulate “For,” “Against” or “Abstain” votes,

abstentions and broker non-votes, as applicable. Morrow Sodali, LLC has also been retained to be our election inspector to certify the results, determine the existence of a quorum and the validity of proxies, and perform any other acts required under the Delaware General Corporation Law (the “DGCL”).
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock outstanding and entitled to vote at the Annual Meeting are present or represented by proxy at the Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present or represented by proxy, may adjourn the Annual Meeting to another time or place.
Who is paying for this proxy solicitation?
We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability, Notice of Annual Meeting of Stockholders and this Proxy Statement and the related materials. We have retained Morrow Sodali, LLC to aid in the solicitation of proxies, for which we will pay an amount that we estimate will not exceed $15,000, plus expenses. In addition to solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone, e-mail, facsimile or other means, without additional compensation. We may also reimburse brokers, banks, dealers and other agents for the cost of forwarding proxy materials to beneficial owners.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), your proposal must be submitted in writing to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002 and received by December 30, 2022, unless the Company notifies stockholders otherwise.
Any stockholder of record who desires to submit a proposal for action at next year’s annual meeting, but does not wish to have such proposal included in the Company’s proxy materials, must give written notice of an intent to make such a proposal to the Company in writing to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002 and received no earlier than the close of business on February 16, 2023 and no later than the close of business on March 17, 2023; provided that, if the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after June 16, 2023, the deadline is not earlier than the 120th day prior to the date of the 2023 Annual Meeting and not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if the first public announcement of the date of the 2023 Annual Meeting is less than 100 days prior to the date of the 2023 Annual Meeting, the deadline is not later than the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made. You are also advised to review our third amended and restated bylaws (“Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

Who should I call if I have questions about the annual meeting?
If you have any questions or require assistance with voting your proxy card, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Morrow Sodali LLC, at
Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.morrowsodali.com

DIRECTORS AND DIRECTOR NOMINEES
Directors
The Board currently is composed of seven members: Deborah G. Adams, Patrice Douglas, Eric T. Greager, Christopher W. Hamm (Chairman), Randal T. Klein, Todd R. Snyder and Martyn Willsher.
The Nominating and Governance Committee has recommended, and our Board has nominated, Mses. Adams and Douglas and Messrs. Greager, Hamm, Klein, Snyder and Willsher for election as directors at the Annual Meeting.
Director Nominees
After the Annual Meeting, assuming the stockholders elect the nominees of the Board as set forth in “Proposal 1 — Election of Directors” above, the members of the Board will be:
Name	Age (as of April 29, 2022)	Position with the Company
Deborah G. Adams	61	Director
Patrice Douglas	59	Director
Eric T. Greager	51	Director
Christopher W. Hamm	55	Director (Chairman)
Randal T. Klein	56	Director
Todd R. Snyder	59	Director
Martyn Willsher	44	President & CEO and Director
The Board currently consists of seven members. The Company’s directors serve for a one-year term. Directors may be removed from office either for or without cause upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote generally for the election of directors.
Set forth below is biographical information for the nominees. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Deborah G. Adams has served as a member of Amplify Energy’s Board since April 2022. Ms. Adams has over 35 years of energy industry experience, as a leader with particular focus on health, safety, and sustainability, project management, procurement, and transportation. Ms. Adams served on the executive leadership team at Phillips 66 as the Senior Vice President of HSE, Projects & Procurement from June 2014 until her retirement in October 2016. In this role, Ms. Adams oversaw all regulatory affairs and processes, reported directly to the Company’s CEO, and regularly presented to the Phillips 66 Board of Directors. She was responsible for improved safety performance across the entire company along with overseeing a number of new facilities projects worth over a billion dollars, all completed on budget and on time. Prior to this role, Ms. Adams held roles of increasing responsibility, including President, Transportation and Chief Procurement Officer, at Phillips 66 and predecessor companies since 1983. Ms. Adams has served on the boards of directors of EnLink Midstream (NYSE: ENLC), a midstream energy services company, since March 2020 and MRC Global (NYSE: MRC), a leading distributor of pipes, valves, and fittings for the transportation of oil & gas, since October 2017, and previously served on the board of directors of Gulfport Energy (NYSE: GPOR), an oil and gas exploration and production company, from March 2018 to May 2021. She also currently serves on the board of directors of Austin Industries, a privately held, employee-owned construction company. Ms. Adams previously served her alma mater, Oklahoma State University, as a member of the foundation board of trustees. Ms. Adams also serves as a member of the Advisory Board for the TriCities Chapter of the National Association of Corporate Directors (“NACD”). Ms. Adams holds a Bachelor of Science in Chemical Engineering from Oklahoma State University.
The Board believes Ms. Adams’ extensive leadership experience in the midstream and downstream businesses, procurement and information systems in the oil and natural gas industry and her HSE expertise brings significant value to the Board.

Patrice Douglas has served as a member of Amplify Energy’s Board since February 10, 2021. Ms. Douglas is an attorney, who represents financial institutions, energy companies, municipalities, and utilities on legal, regulatory and compliance matters. Previously, Ms. Douglas served as Senior Vice President and then President of SpiritBank from 2004 to 2007 and Executive Vice President of First Fidelity Bank from 2007 to 2011. Ms. Douglas was first elected as mayor of Edmond, Oklahoma in 2009 and served for two terms. As a member of the U.S. Conference of Mayors, she served on the committee for tourism. Ms. Douglas was appointed by Oklahoma’s Governor to the Oklahoma Corporation Commission where she served from 2011 to 2015, having been re-elected unopposed in 2012. She was elected to be chairman of the Commission in 2012. Ms. Douglas’ prior experiences also include service as a member of the board of directors and chair of the nominating and governance and audit committees for Midstates Petroleum Company, Inc., a predecessor of Amplify Energy, from September 2016 to August 2019, a member of the board of directors and audit committee for Bank SNB from August 2016 to May 2018 and a member of the board of directors for Bank SNB’s parent company Southwest BanCorp. from 2016 to 2019. Ms. Douglas received a B.S. in Computer Information Systems from Oklahoma Christian University and J.D. from the University of Oklahoma.
The Board believes Ms. Douglas’ considerable financial experience, as well as her extensive prior experience as a director and/or audit committee member of other exploration and production companies and financial institutions, brings valuable strategic and analytical skills to the Board.
Eric T. Greager has served as a member of Amplify Energy’s Board since April 2022. Mr. Greager has nearly 30 years of experience in the oil and gas industry and served as the President, Chief Executive Officer and a member of the board of directors of Civitas Resources, Inc. (NYSE: CIVI, formerly known as Bonanza Creek Energy, Inc.), an oil and natural gas producer, from April 2018 to February 2022. Prior to that, Mr. Greager worked at Encana Oil & Gas (USA) Inc., an E&P company, from August 2006 to April 2018 and served in various management and executive positions, including leading engineering, geoscience and acquisitions and divestitures functions, as well as field operations teams from drilling and completion through production; and as a member of the boards of directors of Encana Oil & Gas (USA) Inc. and Encana Procurement Inc. Prior to Encana, Mr. Greager spent two years at Dominion Resources, a diversified energy company, from 2004 to 2006 and over eleven years at Helmerich & Payne, Inc. Over the past decade, Mr. Greager also served on the board of directors of the Western Energy Alliance and Colorado Oil and Gas Association, the board of trustees of the Texas Parks and Wildlife Foundation, and the board of managers of Hunter Ridge Energy Services. Mr. Greager holds a Master’s Degree in Economics from the University of Oklahoma and a Bachelor of Science in Engineering from the Colorado School of Mines. He is a licensed Professional Engineer in two states and holds three patents.
The Board believes Mr. Greager’s extensive experience in both the technical and operational aspects of the oil and natural gas industry, including his service as the Chief Executive Officer of a large oil and natural gas producer, brings significant value to the Board.
Christopher W. Hamm was appointed Amplify Energy’s Chairman of the Board in January 2021. He previously served as the Lead Director of the Board from April 2020 until his appointment as Chairman, and has served as a member of Amplify Energy’s Board since August 2019. Mr. Hamm also heads the decommissioning committee of the board of directors, which is responsible for analyzing and developing the strategy for the Company’s decommissioning obligations. Mr. Hamm previously served as a member of the board of directors of Amplify Energy Corp. from its inception in May 2017 until the closing of the merger with Midstates Petroleum Company, Inc. in August 2019. Mr. Hamm is a 30-year veteran of the investment management industry and CEO of Axys Capital, a private investment fund manager he founded in 2009. Axys Capital specializes in private energy and real estate debt and equity investments as well as public debt and equity special situations. In 1998, Mr. Hamm founded Memorial Investment Advisors, a registered investment advisor, and Memorial Funds, an institutional multi-fund registered investment company, where he served as Chairman of the Board of Trustees, and developed Millennium Funds, an alternative investment private fund complex. Prior to founding his own firms, Mr. Hamm served as Executive Director — Institutional Services at CIBC Oppenheimer, Senior Vice President — Capital Markets at PaineWebber, and Vice President — Taxable Fixed Income at Howard Weil Labouisse & Friederichs.
The Board believes Mr. Hamm’s extensive investment experience and intimate familiarity with the Company brings significant value to the Board.

Randal T. Klein has served as a member of Amplify Energy’s Board since November 2018. Mr. Klein joined affiliates of Avenue Capital Management II, L.P. (“Avenue”) in 2004 and is currently a Senior Portfolio Manager at Avenue responsible for assisting with the direction of the investment activities of Avenue’s global funds. With respect to the Avenue U.S. Strategy, Mr. Klein provides the investment professionals of the Avenue U.S. Strategy with additional expertise, oversight and investment direction on restructurings and transactions. Prior to joining Avenue, Mr. Klein was a Senior Vice President at Lehman Brothers, where his responsibilities included restructuring advisory work, financial sponsors coverage, mergers and acquisitions and corporate finance. Prior to Lehman, Mr. Klein worked in sales, marketing and engineering as an aerospace engineer for The Boeing Company. Mr. Klein currently serves, or has served, on the boards of Gravity Oilfield Services, Selcom Group, MagnaChip Semiconductor, Chassix Automotive, NextWave Holdco and American Media. Mr. Klein is a National Association of Corporate Directors (NACD) Board Leadership Fellow. Mr. Klein holds a B.S. in Aerospace Engineering, conferred with Highest Distinction from the University of Virginia, and an M.B.A. in Finance, conferred as a Palmer Scholar, from the Wharton School of the University of Pennsylvania.
The Board believes that Mr. Klein’s extensive financial expertise, experience in representing public and private companies in complex financial transactions and perspective as a representative of a large stockholder brings important experience, insights and skills to the Board.
Todd R. Snyder has served as a member of Amplify Energy’s Board since October 2016. Mr. Snyder is a managing director and global head of the Piper Sandler restructuring group, TRS Advisors. Prior to joining Piper Sandler, Mr. Snyder was Chief Executive Officer at TRS Advisors LLC since 2017. Before that he was executive vice chairman of Rothschild & Co. and co-head of the North American restructuring advisory business. Previously, he was a managing director in the restructuring and reorganization group at Peter J. Solomon Company until he joined Rothschild in 2000. Prior to joining Peter J. Solomon Company, Mr. Snyder was a managing director at KPMG Peat Marwick in the corporate recovery group where he was also national director of the corporate recovery practice for government enterprises (regulated and privatizing industries). Prior to his move to investment banking he practiced law in the business reorganization department of Weil, Gotshal & Manges LLP. Mr. Snyder was a commissioner of the New York State Gaming Commission and a member of New York State’s financial restructuring board for local governments. He previously served as a director of GenCorp Inc. AMC Financial, Inc. and Eco-Stim Energy Solutions from October 2017 to February 2019. Snyder currently serves as a trustee for non-profit organizations BRC (Bowery Residents Committee) and Shining Hope for Communities. Mr. Snyder received a B.A. degree from Wesleyan University and a J.D. from the University of Pennsylvania Law School.
The Board believes that Mr. Snyder’s extensive financial expertise and experience in representing public and private companies in complex financial transactions brings important experience and skill to the Board.
Martyn Willsher was appointed as President and Chief Executive Officer and to the Amplify Energy Board in January 2021 after having served as Interim Chief Executive Officer since April 2020. Mr. Willsher also previously served as Senior Vice President and Chief Financial Officer of Amplify Energy from April 27, 2018 to January 19, 2021. From May 2017 to April 2018, Mr. Willsher served as Amplify Energy’s Vice President and Treasurer. He also served as Treasurer of Memorial Production Partners GP, LLC, Amplify Energy’s predecessor, from July 2014 to May 2017, and as Director of Strategic Planning for Memorial Resource Development LLC, an affiliate of the predecessor of Amplify Energy, from March 2012 to June 2014. Prior to that, he served as Manager, Financial Analysis of AGL Resources from September 2009 to March 2012, and as Director — Upstream Oil & Gas A&D of Constellation Energy from August 2006 to March 2009. Prior to that, he served in various business development and financial analysis roles at JM Huber Corp., FTI Consulting and PricewaterhouseCoopers LLP. Mr. Willsher received his Master of Business Administration from The University of Texas at Austin and his Bachelor of Business Administration in Finance from Texas A&M University.
The Board believes Mr. Willsher’s extensive experience in the oil and natural gas industry and intimate familiarity with the Company brings significant value to the Board.

EXECUTIVE OFFICERS
The following individuals serve as our executive officers as of the date of this Proxy Statement. Officers serve at the discretion of the Board.
Name	Age (as of April 29, 2022)	Position with the Company
Eric Dulany	46	Vice President and Chief Accounting Officer
Tony Lopez	41	Senior Vice President, Engineering and Exploitation
Jason McGlynn	35	Senior Vice President and Chief Financial Officer
Richard P. Smiley	63	Senior Vice President, Operations
Eric M. Willis	43	Senior Vice President, General Counsel & Corporate Secretary
Martyn Willsher	44	President and Chief Executive Officer
Set forth below is biographical information for our executive officers.
Eric Dulany was appointed Vice President and Chief Accounting Officer of Amplify Energy on May 17, 2021. Prior to joining Amplify, Mr. Dulany served in accounting leadership roles at public companies, including controller at W&T Offshore, Inc. from January 2019 to March 2021, and Energy XXI Gulf Coast, Inc. from April 2017 to January 2019, and financial accounting/SEC reporting director roles at Freeport McMoRan Oil and Gas LLC from November 2015 to April 2017, and Endeavour International, Inc., from September 2014 to November 2015. Mr. Dulany began his career in public accounting, having spent two years as the National Energy Practice Leader at BKD, LLP from September 2012 to September 2014 and 12 years at PricewaterhouseCoopers LLP in their Houston and London (UK) audit practices from September 2000 to August 2012. Mr. Dulany graduated from Houston Baptist University with a Bachelor of Business Administration degree in Accounting and Business Administration. He has been a CPA in the State of Texas since 2003 and is a member of the AICPA and the Texas Society of CPAs.
Tony Lopez was appointed as Senior Vice President, Engineering and Exploitation of Amplify Energy on August 6, 2019. Mr. Lopez previously served as Vice President, Corporate Reserves from June 2018 until the closing of the merger with Midstates Petroleum Company, Inc. Mr. Lopez previously served as Vice President of Acquisitions and Engineering for EnerVest, Ltd. from April 2014 to June 2018 where he managed the corporate reserves and financial planning & analysis. From March 2012 to April 2014, Mr. Lopez served as Director of Planning & Analysis for EnerVest, Ltd. Previously, Mr. Lopez was Manager of Reservoir Engineering for EnerVest Eastern Division from January 2009 to March 2012. Prior to this, Mr. Lopez served as an Asset Engineer for EnerVest Eastern Division from October 2004 to January 2009 Mr. Lopez holds a Bachelor of Science in Petroleum and Natural Gas Engineering from West Virginia University and is an active member of the Society of Petroleum Engineers.
Jason McGlynn was appointed Senior Vice President and Chief Financial Officer of Amplify Energy on January 19, 2021. Mr. McGlynn previously served as Vice President, Business Development of Amplify Energy from February 2020 to January 19, 2021. Prior to joining Amplify Energy, Mr. McGlynn held a series of positions of increasing responsibility at Midstates Petroleum Company, Inc. from 2013 until its merger with Amplify Energy on August 6, 2019, including Vice President — Strategic Planning, Investor Relations & Treasury. Mr. McGlynn’s prior experiences include corporate finance, investor relations, business development, and financial analyst roles at Midstates Petroleum, Newfield Exploration and ONEOK, Inc. Mr. McGlynn holds a B.S. in Accounting from the University of Kansas and an M.B.A. from the Collins College of Business at the University of Tulsa.
Richard P. Smiley has served as Senior Vice President, Operations of Amplify Energy since August 6, 2019. Mr. Smiley previously served as Vice President of Operations — Onshore of Amplify Energy from its inception in May 2017 to August 2019. Prior to that, Mr. Smiley served at Memorial Production Partners GP, LLC, the general partner of Amplify Energy’s predecessor, as Vice President of Operations — Onshore from March 2016 to May 2017, as Vice President of Operations — Southern Region from August 2015 through February 2016 and as Director, Operations — Northern Region from November 2014 to July 2015. Previously, he was Vice President of Operations at CL&F Resources LP from February 2014 to November 2014. From December 2011 to January 2014, Mr. Smiley served as Vice President of Operations at Propel Energy, LLC. From June 2010 to November 2011 he held the position of Operations Manager at Quantum Resources Management, LLC. Mr. Smiley began his career with El Paso Exploration Company in 1980 and held various engineering, operations and management with multiple companies, including Burlington Resources, Comstock, Bois d’Arc and Stone Energy, throughout the Central United States, both onshore and in the Gulf of Mexico. Mr. Smiley has a Petroleum Engineering Degree from the Colorado School of Mines.
Eric M. Willis has served as Senior Vice President, General Counsel & Corporate Secretary of Amplify Energy since August 6, 2019. Mr. Willis previously served as Vice President and General Counsel of Amplify Energy from December 2017 to August 2019. From April 2015 to December 2017, Mr. Willis was a partner in the capital markets practice group at Kirkland & Ellis LLP in Houston, Texas, representing oil and gas clients. Prior to joining Kirkland & Ellis, he practiced corporate and securities law from September 2008 to April 2015 at Latham & Watkins LLP in Houston, Texas and Orange County, California. Mr. Willis holds a Juris Doctorate from The University of Texas at Austin School of Law and Bachelor of Science in Chemistry from the United States Military Academy.
Martyn Willsher was appointed as President and Chief Executive Officer and to the Amplify Energy Board in January 2021 after having served as Interim Chief Executive Officer since April 2020. Mr. Willsher also previously served as Senior Vice President and Chief Financial Officer of Amplify Energy from April 27, 2018 to January 19, 2021. From May 2017 to April 2018, Mr. Willsher served as Amplify Energy’s Vice President and Treasurer. He also served as Treasurer of Memorial Production Partners GP, LLC, Amplify Energy’s predecessor, from July 2014 to May 2017, and as Director of Strategic Planning for Memorial Resource Development LLC, an affiliate of the predecessor of Amplify Energy, from March 2012 to June 2014. Prior to that, he served as Manager, Financial Analysis of AGL Resources from September 2009 to March 2012, and as Director — Upstream Oil & Gas A&D of Constellation Energy from August 2006 to March 2009. Prior to that, he served in various business development and financial analysis roles at JM Huber Corp., FTI Consulting and PricewaterhouseCoopers LLP. Mr. Willsher received his Master of Business Administration from The University of Texas at Austin and his Bachelor of Business Administration in Finance from Texas A&M University.

CORPORATE GOVERNANCE MATTERS
Corporate Governance Guidelines
The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company’s Corporate Governance Guidelines cover the following principal subjects:
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role and functions of the Board and its Chairman;

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qualifications and independence of directors;

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size of the Board and director selection process;

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committee functions and independence of committee members;

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meetings of non-employee directors;

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self-evaluation;

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ethics and conflicts of interest (a copy of the current “Code of Business Conduct and Ethics” is posted on the Company’s website at www.amplifyenergy.com);

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compensation of the Board;

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succession planning;

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access to senior management and to independent advisors;

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new director orientation; and

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continuing education.

The “Corporate Governance Guidelines” are posted on the Company’s website at www.amplifyenergy.com. The Corporate Governance Guidelines will be reviewed periodically and as necessary by the Company’s Nominating and Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines will be presented to the Board for its review, consideration, and approval. The New York Stock Exchange (the “NYSE”) has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes that the Corporate Governance Guidelines comply with the NYSE rules.
Board Leadership
Leadership of the Board is vested in a Chairman of the Board. Christopher W. Hamm has served as the Chairman of the Board the Company since January 19, 2021.
As stated in our Corporate Governance Guidelines, the Board believes that whether to have the same person occupy the offices of Chairman of the Board and Chief Executive Officer should be decided by the Board, from time to time, in its business judgment after considering relevant circumstances. Our Board presently believes that having a separate Chairman and CEO provides the best Board leadership structure for the Company and its present needs. This structure, together with our other corporate governance practices, provides strong independent oversight of management, while ensuring clear strategic alignment throughout the Company. The Board also recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that the optimal Board leadership structure may vary as circumstances warrant. Consistent with this understanding, non-employee directors consider the Board’s leadership structure on an annual basis.
Director Independence
The Company’s standards for determining director independence require the assessment of directors’ independence each year. A director cannot be considered independent unless the Board affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE.

The Board has assessed the independence of each non-employee director under the Company’s guidelines and the independence standards of the NYSE. The Board affirmatively determined that Messrs. Greager, Hamm, Klein, and Snyder and Mses. Adams and Douglas are independent.
In connection with its assessment of the independence of each non-employee director, the Board also determined that (i) Messrs. Klein and Snyder and Ms. Douglas are independent, as defined in Section 10A of the Exchange Act, and under the standards set forth by the NYSE applicable to members of the Audit Committee and (ii) Messrs. Greager, Hamm and Klein are independent under the standards set forth by the NYSE applicable to members of the Compensation Committee.
Board Refreshment, Diversity and Inclusion
Our Board is committed to maintaining an effective framework for the functioning of the Board and its committees. Our Board considers candidates whose background, experience, character, business acumen, and skills enhance the effectiveness of the Board in its oversight role and align with the Company’s strategy.
Over the past year, our Board has undergone significant change as part of a conscious effort to refresh the Board and augment its composition with diverse and complementary skills and experiences to ensure that it is positioned to effectively oversee the execution of the Company’s strategy and manage its risks and opportunities.
To that end, our Board has appointed four new directors since the beginning of 2021, two of whom are women, with two legacy directors departing. We believe that our Board, as currently comprised, consists of a group of highly qualified leaders and represents an appropriate mix of backgrounds and perspectives that we believe enhances the quality of the Board’s deliberation. The graphics below illustrate the diversity of our Board with respect to age, tenure and gender:
Financial Literacy of Audit Committee and Designation of Financial Experts
The Board evaluates each of the members of the Audit Committee for financial literacy and the attributes of a financial expert at least annually, and most recently in February 2022. The Board determined that each of the Audit Committee members is financially literate and that independent director Mr. Snyder is an audit committee financial expert as defined by the SEC.
Oversight of Risk Management
Except as discussed below, the Board as a whole oversees the Company’s assessment of major risks and the measures taken to manage such risks. For example, the Board:
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oversees management of the Company’s commodity price risk through regular review with executive management of the Company’s derivatives strategy, and the oversight of the Company’s policy that limits the Company’s authority to enter into derivative commodity price instruments to a specified level of production, above which management must seek Board approval;

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establishes specific dollar limits on the commitment authority of members of senior management and requires Board approval of expenditures exceeding that authority and of other material contracts and transactions; and

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reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board review significant departures from those plans.

The Audit Committee is responsible for overseeing the Company’s assessment and management of financial reporting and internal control risks, as well as other financial risks, such as the credit risks associated with counterparty exposure. Management and the Company’s independent registered public accountants report regularly to the Audit Committee on those subjects. The Board does not consider its role in oversight of the Company’s risk management function to be relevant to its choice of leadership structure.
Attendance at Annual Meetings
The Board encourages all directors to attend the annual meetings of stockholders, if practicable. All of our directors then in office attended our 2021 Annual Meeting of Stockholders. We anticipate that all of our directors will attend the Annual Meeting.
Board Performance Evaluations
Our Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively. The Nominating and Governance Committee leads the Board in its annual self-evaluations, which includes determining the nature of the evaluation and overseeing the conduct of the evaluation as well as sharing the results of the evaluation with the full Board for further discussion. In conducting the self-evaluation process, the Board identifies areas of focus with respect to the Board and its committees, including opportunities to enhance the Board’s composition and improve its effectiveness.
Anti-Hedging and Anti-Pledging
Our insider trading policy prohibits our employees and non-employee directors from hedging or pledging our equity securities. Specifically, the policy prohibits our employees and non-employee directors from engaging in any speculative transactions involving our equity securities, including buying and selling prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or speculate on changes in the market value of equity securities of the Company. The policy also prohibits our employees and non-employee directors from holding equity securities of the Company in a margin account or pledging equity securities of the Company as collateral for a loan or other type of financial transaction. Any such activity would require the approval and authorization of either the Chief Compliance Officer or General Counsel.
Share Ownership Guidelines
Effective March 2022, the Compensation Committee, together with the Nominating and Governance Committee, approved the adoption of share ownership guidelines for Amplify’s executive officers and non-employee directors.
The share ownership guidelines are intended to further align the interests of our non-employee directors and executive officers with the interests of our stockholders. Under this policy, our executive officers and non-employee directors must hold shares of our common stock equal to a multiple, based upon position, of their base salary or annual cash retainer, as applicable. The multiples applicable to our executive officers and non-employee directors are as follows:
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Chief Executive Officer, three-times base salary;

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Senior Vice Presidents, two-times base salary; and

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Non-employee directors, four-times annual cash retainer.

Executive officers and non-employee directors have five years from the date of adoption of the guidelines or the date of appointment to the covered position to achieve compliance with the policy. As of the date of this report, subject to the transition period described above, all officers and non-employee directors are in compliance with the policy.

Stockholder Communications with the Board
Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002. The mailing envelope must contain a clear notation indicating that the enclosed letter is an “AMPY Stockholder-Board Communication” or “AMPY Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Company’s General Counsel will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (i) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication and (ii) the communication falls within the scope of matters generally considered by the Board. If the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s General Counsel may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. If requested, any questions or comments will be kept confidential to the extent reasonably possible. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is presently or has been an officer or employee of the Company. In addition, during the last fiscal year, no executive officer served as a member of the board or the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a Board member is an executive officer.

MEETINGS AND COMMITTEES OF THE BOARD
Meetings of the Board
In 2021, the Board held 25 meetings. Each director attended more than 75% of the meetings of the Board, and all directors attended more than 75% of the meetings of the committees on which they served.
The non-employee directors meet regularly in executive session without management participation. The presiding director at such executive sessions is selected by the Board, and the Nominating and Governance Committee may make a recommendation as to whom should be selected to preside.
Committees of the Board
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Audit Committee
The current members of the Audit Committee are Messrs. Klein and Snyder (Chair) and Ms. Douglas. The Audit Committee held five meetings during 2021.
The Audit Committee assists the Board by overseeing responsibilities regarding the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, qualifications, independence and performance of the Company’s independent registered public accounting firm and the effectiveness and performance of the Company’s internal audit function.
Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of the Audit Committee of the Board” section included herein and also in the “Audit Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com.
Compensation Committee
The current members of the Compensation Committee are Messrs. Greager, Hamm and Klein (Chair). Independent non-employee director David H. Proman served as Chair and a member of the Compensation Committee during 2021 and until his resignation from the Board on March 7, 2022. Mr. Proman was also independent under the standards set forth by the NYSE applicable to members of the Compensation Committee during his service on the Compensation Committee. The Compensation Committee held eight meetings during 2021.
Responsibilities of the Compensation Committee, which are discussed in detail in the “Compensation Committee Charter” that is posted on the Company’s website at www.amplifyenergy.com, include, among other duties:
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periodic review of the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company;

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approval of the annual salaries, bonuses and share-based awards paid to the Company’s executive officers;

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periodic review and recommendation to the full Board of the total compensation for each non-employee director for services as a member of the Board and its committees; and

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oversight of all matters of executive compensation policy.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine in an informational or advisory capacity.

Our Chief Executive Officer annually reviews the competitive pay, position and performance of each member of senior management other than himself, taking into consideration third-party compensation survey data and other input from the Compensation Committee’s independent compensation consultant. Our Chief Executive Officer’s conclusions and recommendations, including those for base salary adjustments and award amounts for the current year and target annual award amounts for the next year under our bonus plan, are presented to the Compensation Committee. The Compensation Committee makes all compensation decisions and approves all share-based awards for our NEOs and other officers at or above the vice president level. The Compensation Committee may exercise its discretion in modifying any compensation adjustment or awards to any executive officer, including reducing or increasing the payment amount for one or more components of such awards.
Our Board annually considers the performance of our Chief Executive Officer. The Compensation Committee determines all components of our Chief Executive Officer’s compensation and meets outside the presence of all of our executive officers to consider appropriate compensation for our Chief Executive Officer.
Additional information regarding the functions performed by the Compensation Committee and its membership is set forth in the “Compensation Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com.
Nominating and Governance Committee
The current members of the Nominating and Governance Committee are Mr. Snyder and Mses. Adams and Douglas (Chair). Independent non-employee directors Evan Lederman and Mr. Proman each served as a member of the Nominating and Governance Committee during 2021 and until their respective resignations on March 7, 2022, with Mr. Lederman also serving as the Chair of the Nominating and Governance Committee during such periods. The Nominating and Governance Committee held three meetings during 2021.
The Nominating and Governance Committee assists the Board in evaluating potential new members of the Board, recommending committee members and structure, and advising the Board about corporate governance practices.
The Nominating and Governance Committee has several methods of identifying Board candidates. First, the committee considers and evaluates whether or not the existing directors whose terms are expiring remain appropriate candidates for the Board. Second, the committee requests from time to time that its members and the other Board members identify possible candidates. Third, the committee has the authority to retain one or more search firms to aid in its search. The search firm assists the Board in identifying potential Board candidates, interviewing those candidates and conducting investigations relative to their background and qualifications.
Additional information regarding the functions performed by the Nominating and Governance Committee is set forth in the “Nominating and Governance Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
We believe that it is of the utmost importance to conduct our business in a way that is consistent with our reputation of operating in a responsible and ethical manner that will serve to protect our employees and contractors, and the lands on which we operate, while supporting the communities in which we live and work. Consistent with this mission the Board, along with management, oversees the Company’s environmental, social and governance initiatives with a focus on long-term, sustainable investments in our operations, team member development, and protecting the environment in the best interests of all of our stakeholders. The Board is also committed to effective and sustainable corporate governance, which we believe strengthens Board and management accountability, promotes the long-term interests of our stockholders, and helps build public trust in our Company.
Corporate Governance Highlights
Our Board continuously evaluates its corporate governance practices and seeks to maintain a governance structure that serves the interests of the Company and its stockholders. Below are some of the practices we observe that we believe demonstrate our commitment to strong and effective governance:

Board Refreshment and Independence
All members of our Board, other than our CEO, are independent	✓
Independent Board Chair, separate from the CEO	✓
Independent committee chairs, with all committee members independent	✓
Two of our seven directors (29% of our Board) are women	✓
Average director tenure of two years	✓
Five new directors added to the Board within the last three years	✓

Stockholder Rights and Accountability Features
Majority vote standard for director nominees in uncontested elections	✓
Declassified Board, with all directors standing for election annually	✓
Stockholders have the ability to take action by written consent and call special meetings	✓
Clawback policy that applies in the event that executive misconduct or negligence contributes to a financial restatement	✓
Stock ownership guidelines for our directors and executive officers	✓
Insider trading policy prohibiting hedging and pledging by directors and executive officers	✓

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Amplify under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of the Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at www.amplifyenergy.com. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Amplify’s audited financial statements as of and for the year ended December 31, 2021.
The Audit Committee discussed with Deloitte, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with Deloitte their independence, and received from Deloitte the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the Audit Committee discussed with Deloitte, with and without management present, the scope and results of Deloitte’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
The Audit Committee of Amplify Energy Corp.
Todd R. Snyder, Chair Patrice Douglas Randal T. Klein

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In the ordinary course of the Company’s business, the Company purchases products or services from, or engages in other transactions with, various third parties. Occasionally, these transactions may involve entities that are affiliated with one or more members of the Board.
Procedures for Approval of Related Party Transactions
We maintain a policy for approval of related party transactions. A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
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any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

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any person who is known by us to be the beneficial owner of more than 5% of our common stock;

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any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our common stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our common stock; and

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any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Audit Committee is charged with reviewing the material facts of all related person transactions and either approving or disapproving of the Company’s participation in such transactions under the Company’s written Related Persons Transaction Policy, which pre-approves or ratifies (as applicable) certain related person transactions, including:
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any employment by the Company of an executive officer if his or her compensation is required to be reported in the Company’s proxy statement under Item 402;

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director compensation that is required to be reported in the Company’s proxy statement under Item 402;

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any transaction with another company or which a Related Person’s relationship is an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares if the aggregate amount involved for any particular service does not exceed the greater of $500,000 or 25% of that company’s total annual revenues; and

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charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director if the aggregate amount involved does not exceed the lesser of $200,000 or 10% of the charitable organization’s total annual receipts.

In determining whether to approve or disapprove entry into a Related Party Transaction, the Audit Committee shall take into account, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, (ii) the extent of the Related Person’s interest in the transaction, (iii) whether the Related Party Transaction was undertaken in the ordinary course of business of the Company, (iv) the availability of other sources of comparable products or services, (v) whether the Related Party Transaction was initiated by the Company or the Related Person, (vi) the purpose of, and the potential benefits to the Company of the Related Party Transaction, (vii) the approximate dollar value of the amount involved in the Related Party Transaction particularly as it related to the Related Person and (viii) whether the Related Party Transaction is material to the Company. Further, the policy requires that all Related Party Transactions required to be disclosed in the Company’s filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

All related persons transactions since January 1, 2021 which were required to be reported in “Transactions with Related Persons” were reviewed, approved or ratified in accordance with the procedures described above. In addition, since January 1, 2021, there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $120,000 and in which any of the Company’s directors, executive officers, holders of more than 5% of any class of its voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in “Executive and Director Compensation,” and the transactions described or referred to below.
Transactions with Related Persons
Registration Rights Agreement
On August 6, 2019, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain holders of our common stock (the “Holders”), including funds associated with Fir Tree, Brigade, Axys and Avenue. The Registration Rights Agreement provides resale registration rights for the Holders’ Registrable Securities (as defined in the Registration Rights Agreement).
Pursuant to the Registration Rights Agreement, the Company is required to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Registrable Securities within 90 days of August 6, 2019. On September 9, 2019, the Company filed a Registration Statement on Form S-3 (as amended by Amendment No. 1 thereto, filed on October 2, 2019), which went effective on October 11, 2019. The Company is required to maintain the effectiveness of any such registration statement until the Registrable Securities covered by the registration statement are no longer Registrable Securities.
These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration statement and our right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with our obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter. Additionally, the Holders have customary demand, underwritten offering and piggyback registration rights, subject to the limitations set forth in the Registration Rights Agreement.
The obligations to register shares under the Registration Rights Agreement will terminate with respect to the Company and each Holder on the first date upon which the Holder no longer owns any Registrable Securities.
Indemnification of Officers and Directors
Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursements for expenses incurred arising under the Securities Act.
We have entered into indemnification agreements with each of our directors and certain executive officers. These agreements require us to indemnify these individuals to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also maintain director and officer liability insurance.
Our second amended and restated certificate of incorporation also provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the DGCL against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

EXECUTIVE AND DIRECTOR COMPENSATION
Executive Compensation
We are currently considered a “smaller reporting company” within the meaning of the Exchange Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited disclosures regarding executive compensation for our last two completed fiscal years. Further, our reporting obligations extend only to the following “Named Executive Officers” or “NEOs,” which are the individuals who served as principal executive officer and the next two most highly compensated executive officers for the fiscal year ended December 31, 2021.
Name	Position with the Company
Martyn Willsher(1)	President and Chief Executive Officer
Eric M. Willis	Senior Vice President, General Counsel & Corporate Secretary
Richard P. Smiley	Senior Vice President, Operations

(1)
On January 19, 2021, the Board appointed Mr. Willsher as President and Chief Executive Officer of the Company and a member of the Board. Prior to January 19, 2021, Mr. Willsher served as Interim Chief Executive Officer and Chief Financial Officer of the Company.

Summary Compensation Table
The following table includes the compensation earned by our NEOs for the fiscal years ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-equity Incentive Plan Compensation(3)	All Other Compensation ($)(4)	Total ($)
Martyn Willsher	2021	$350,000	$87,500	$437,500	$87,500	$17,400	$979,900
	2020	$348,654	$223,125	—	—	$19,324	$591,103
Eric M. Willis	2021	$350,000	$85,313	$262,500	$85,313	$17,400	$800,526
	2020	$363,462	$193,375	—	—	$18,655	$575,492
Richard P. Smiley	2021	$350,000	$61,250	$262,500	$61,250	$17,400	$752,400
	2020	$357,539	$208,250	—	—	$19,234	$585,023

(1)
For each NEO, the 2021 amount reflects the discretionary component of the annual incentive bonuses paid in cash to each of them pursuant to our annual incentive bonus program (for more information, see “— Annual Incentive Bonuses” below).

(2)
The amounts represent the grant date fair value of restricted stock units with performance and service-based vesting conditions (“PSUs”) and restricted stock units with only service-based vesting conditions (“RSUs”) granted pursuant to the Amplify Energy Corp. Management Incentive Plan (the “MIP”), which was replaced by the Amplify Energy Corp. Equity Incentive Plan (the “EIP”) in May 2021. The amounts are calculated in accordance with ASC Topic 718, but exclude any impact of estimated forfeiture rates. The probable outcome for the PSUs awarded in 2021 was estimated at the target payout level, or 100%. The grant date fair value of PSUs awarded in 2021 assuming the target and maximum levels of performance are achieved is as follows:

Name	Grant Date Fair Value Assuming Target Performance ($)	Grant Date Fair Value Assuming Maximum Performance ($)
Mr. Willsher	$218,750	$437,500
Mr. Willis	$131,250	$262,500
Mr. Smiley	$131,250	$262,500

(3)
For each NEO, the amount reflects the annual incentive bonuses paid in cash to each of them pursuant to our annual incentive bonus program based on the achievement of the applicable performance conditions (other than the discretionary component of such annual incentive bonuses reported in the “Bonus” column. For more information, see “— Annual Incentive Bonuses” below).

(4)
All Other Compensation paid in fiscal 2021 reflects Company contributions to the Company’s 401(k) plan.

Narrative Disclosure to Summary Compensation Table
The Company employs a compensation philosophy that emphasizes pay-for-performance based on a combination of the Company’s performance and the individual’s impact on the Company’s performance and placing the majority of each officer’s compensation at risk based on key performance indicators or stock price performance over the long term. We believe this pay-for-performance approach generally aligns the interests of our executive officers with that of our stockholders. Our Company’s executive compensation program is designed to attract and retain individuals with the background and skills necessary to successfully execute on our business strategy in a demanding environment, to motivate those individuals to reach near-term and long-term goals, and to reward success in reaching such goals. As our needs evolve and as circumstances require, we periodically reevaluate our executive compensation philosophy, principal objectives and programs.
Base Salaries
In fiscal 2021, the Company provided base salaries for our NEOs that were generally competitive within the market, but were moderate relative to base salaries paid by companies with which we competed for similar executive talent across the broad spectrum of the energy industry. Annual NEO salaries were as follows;
Name	2020	2021	% Increase (2020 – 2021)
Mr. Willsher	$350,000	$350,000	—
Mr. Willis	$350,000	$350,000	—
Mr. Smiley	$350,000	$350,000	—
Annual Incentive Bonuses
Annual incentive bonuses represent the short-term performance-based element of the Company’s compensation program. Annual incentive bonus awards may be determined by the Board based on financial and/or individual performance. We review individual performance and overall contribution to Company performance for our NEOs annually to determine award payments for the most recently completed fiscal year, as well as to establish award opportunities for the next fiscal year. At the end of each fiscal year, we meet with each executive officer to discuss our performance goals for the upcoming fiscal year and what each executive officer is expected to contribute to help us achieve those performance goals.
Generally, the determination of each NEO’s actual annual bonus payout will reflect corporate and individual actual performance against predetermined performance goals. In connection with his appointment to President and Chief Executive Officer in 2021, Mr. Willsher’s target bonus opportunity was increased from 75% to 100% of base salary.
2021 Annual Incentive Bonus Metrics
The Board considers and takes into account several factors in funding the total bonus opportunity for the NEOs and certain other employees of the Company (the “Total Bonus Opportunity”) and determining the discretionary bonus component for each NEO, such as company performance, individual performance and strategic initiatives. For the 2021 fiscal year, the Total Bonus Opportunity established for each NEO was 0% to 150% of their respective target bonus opportunity. Our annual bonus program measured achievement of performance measures related to:
•
Average daily production, weighted at 10% of the Total Bonus Opportunity;

•
Lease operating expense and capital expenditure, weighted at 10% of the Total Bonus Opportunity;

•
Reported free cash flow, weighted at 15% of the Total Bonus Opportunity;

•
Fiscal year 2021 share price (10-day weighted average price), weighted at 15% of the Total Bonus Opportunity; and

•
Compensation Committee discretion, weighted at 50% of the Total Bonus Opportunity.

These performance objectives were selected to incentivize our NEOs to execute our business strategies as measured against the above quantitative operational and financial measures. Target performance levels for each performance objective were established by the Board in the first quarter of 2021 and set at challenging levels that were both consistent with our long-term goals and intended to incentivize and reward superior performance. In addition, a threshold level of performance is established for each performance objective, and if threshold performance for a performance objective is not achieved, no bonus amount is earned in respect of that performance objective.
For 2021, the predetermined performance goals, and the Company’s actual performance with respect to such goals, were as follows:
Performance Metric	Threshold (50%)	Target (100%)	Maximum (150%)	Weight	Actual Performance
Average daily production (Mboe/d)	20.6	24.2	27.9	10%	9.6%
Lease operating expense and capital expenditures ($ MM)	$129.5	$152.4	$175.2	10%	10%
Reported free cash flow ($ MM)	$25.0	$38.0	$55.0	15%	16.2%
Fiscal year 2021 share price (10-day volume-weighted average price)	$2.00	$4.00	$6.00	15%	11.6%
Compensation Committee discretion (%)	—	—	—	50%	50%
Total	—	—	—	—	97.5%
In evaluating Company performance for 2021, the Compensation Committee considered many factors, including the strong financial performance of the organization, the progress of various strategic objectives, and the oil spill in October 2021 at the Company’s Beta assets offshore Southern California (the “Beta Incident”). Based on this analysis, the Compensation Committee determined, and management agreed, it was appropriate to reduce the 2021 annual incentive bonus payouts for Mr. Willsher, the other Named Executive Officers, and the broader organization as the Company continues to manage the costs associated with the Beta Incident.
Following careful consideration, the Compensation Committee exercised downward discretion to:
•
Reduce the individual annual incentive bonus awards for Messrs. Willsher and Smiley to 50% of target; and

•
Reduce the individual annual incentive bonus award for Mr. Willis to 75% of target.

The table below sets forth the target annual incentive bonus amounts, the annual incentive bonus amounts that would have been paid based on actual performance prior to the Compensation Committee’s exercise of downward discretion, and the final annual incentive bonus amounts after the Compensation Committee’s exercise of downward discretion:
Named Executive Officer	Target Annual Incentive Bonus Award ($)	Calculated Payout at Actual Company Performance ($)	Final Annual Incentive Bonus Award after Application of Compensation Committee Discretion ($)
Mr. Willsher	350,000	341,250	175,000
Mr. Willis	227,400	221,813	170,625
Mr. Smiley	245,000	238,875	122,500

2022 Annual Incentive Bonus Metrics
In 2022, the Company adopted revised annual incentive bonus metrics and methodologies, with specific focus on ESG-driven performance. For the 2022 fiscal year, the Company’s performance measures are the following:
•
Average daily production, weighted at 15% of the Total Bonus Opportunity;

•
Lease operating expense and capital expenditure, weighted at 10% of the Total Bonus Opportunity;

•
Reported free cash flow, weighted at 15% of the Total Bonus Opportunity;

•
ESG performance, including safety and spills, weighted at 20% of the Total Bonus Opportunity; and

•
Compensation Committee discretion, weighted at 40% of the Total Bonus Opportunity.

Employment Agreements
Each of Messrs. Willsher, Willis and Smiley are party to an employment agreement with the Company (collectively, the “Employment Agreements”). The Employment Agreements memorialize each NEO’s initial base salary and target annual bonus, each as discussed above. Each Employment Agreement subjects the NEO to non-competition, non-solicitation and non-interference covenants that apply during the term of employment and for 12 months thereafter, as well as perpetual assignment of inventions, non-disparagement and confidentiality covenants. See “Potential Payments upon Termination or Change in Control — Severance Benefits under Employment Agreements” below for further details regarding the payments that our Named Executive Officers are eligible to receive upon a termination of employment or a change in control.
Long Term Incentive Compensation
We maintain the EIP for key personnel who perform services for us. The purpose of the EIP is to align the interests of eligible service providers with the interests of our stockholders by providing long term incentive compensation awards tied to Company and/or share performance.
Each of our NEOs is eligible to participate in our EIP. Our EIP allows for the grant of nonqualified stock options, incentive stock options, restricted stock awards, RSUs, PSUs, stock appreciation rights, other stock-based awards and cash awards. The Compensation Committee determines the size and vesting terms of all awards made under our EIP, and recommends the terms to the Board for approval. The Compensation Committee administers all other aspects of the EIP.
In 2021, the Compensation Committee approved enhancements to the long-term incentive program under the EIP to further align executives’ compensation with stockholders’ interests and rebuild retentive stock holdings. Effective with the 2021 long-term incentive awards, PSUs represent 50% of total award value for our NEOs and vest based on the Company’s relative total shareholder return. If the Company’s absolute shareholder return is negative over the performance period, the performance share award payout will be capped at 100% of target. The remaining 50% of 2021 long-term incentive value is delivered as RSUs. See “Potential Payments upon Termination or Change in Control — Accelerated Vesting under Award Agreements” below for details regarding the payments that our Named Executive Officers are eligible to receive pursuant to their award agreements upon certain terminations of employment or a change in control.
We also maintain a clawback policy that is applicable to our executive officers pursuant to which we may seek the recovery of performance-based compensation paid to such individuals if we restate our financial statements and a covered individual’s negligence or misconduct was a significant contributing factor to such restatement. If those circumstances arise, our Compensation Committee may recover certain compensation received by the covered individual during the 36 months preceding the date of the restatement.

Outstanding Equity Awards at 2021 Fiscal Year-End
The following table sets forth certain information with respect to outstanding equity awards at December 31, 2021.
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Martyn Willsher	4/1/2021(2)	—	—	—	—	—	124,290	386,542
	4/1/2021(3)	—	—	—	62,145	193,271	—	—
	5/4/2017(4)	5,752	21.58	5/4/2023	—	—	—	—
Eric M. Willis	4/1/2021(2)	—	—	—	—	—	74,574	231,925
	4/1/2021(3)	—	—	—	37,287	115,963	—	—
Richard P. Smiley	4/1/2021(2)	—	—	—	—	—	74,574	231,925
	4/1/2021(3)	—	—	—	37,287	115,963	—	—
	5/4/2017(4)	8,895	21.58	5/4/2023	—	—	—	—

(1)
Amounts reported are based on the fair market value of our common stock on the last day of the fiscal year ended December 31, 2021 ($3.11 per share).

(2)
Reflects PSUs that were granted under the MIP and vest pursuant to the Company’s achievement of certain performance goals over three one-year periods, subject to the holder’s continued employment by the Company through the applicable vesting date. As of December 31, 2021, the Company’s achievement of the performance goals was at target levels of performance. Accordingly, the number of PSUs reported in the table reflect amounts based on maximum performance (200% of target). Pursuant to the applicable award agreement, 25% of the PSUs were eligible to vest on December 31, 2021, subject to the Compensation Committee’s certification of performance within 60 days following such vesting date. The amounts reported include such 25% of the PSUs that were eligible to vest on December 31, 2021, subject to the Compensation Committee’s certification of performance.

(3)
Reflects RSUs that were granted under the MIP. These RSUs vest in equal installments on each of the first three anniversaries of the grant date, so long as the holder remains an officer of the Company through the applicable vesting date.

(4)
Reflects stock options that were granted under the MIP, which have vested, but remain unexercised.

Potential Payments upon Termination or Change of Control
The following table sets forth information concerning the change of control and severance payments to be made to each of our NEOs in connection with a change of control or termination of employment, presuming a termination or change of control date of December 31, 2021 and the fair market value of a share of common stock on December 31, 2021 ($3.11 per share). The below table only includes information for employment termination or change of control events that trigger vesting or severance-related payments, and assumes that each executive will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims.

The precise amount that each of our NEOs would receive cannot be determined with any certainty until a change of control has occurred.
Name	Involuntary Termination (Non-Change in Control) ($)(1)(2)	Termination upon Death or Disability ($)(3)
Martyn Willsher
Cash Severance	$700,000	$262,500
Accelerated Equity Compensation(4)	$241,588	—
Health and Welfare Benefits	$27,356	—
Total	$968,944	$262,500
Eric M. Willis
Cash Severance	$700,000	$227,500
Accelerated Equity Compensation(4)	$144,954	—
Health and Welfare Benefits	$7,986	—
Total	$852,940	$227,500
Richard P. Smiley
Cash Severance	$700,000	$245,000
Accelerated Equity Compensation(4)	$144,954	—
Health and Welfare Benefits	$19,224	—
Total	$864,178	$245,000

(1)
If Messrs. Willsher, Willis, and Smiley experience a Good Leaver Termination described below, the NEO will be entitled to (i) Actual Prior Year Bonus (defined below), (ii) Pro-Rated Bonus (defined below), (iii) an amount equal to two times the NEO’s annual base salary and (iv) up to 12 months of continued health insurance benefits under our group health plan (at the employee-rate).

(2)
Accelerated Equity Compensation amounts reflect market value of outstanding RSUs which would become vested in connection with a Good Leaver Termination. In the event of a Good Leaver Termination, any unvested RSUs will fully vest and a pro-rata portion of any unvested PSUs will vest based on actual performance through the end of the applicable performance period to occur immediately following such Good Leaver Termination. The values included in the table for unvested PSUs assumes performance at target level.

(3)
If an NEO’s employment is terminated by us while the NEO is disabled, or if the NEO’s employment terminates as a result of the NEO’s death, each NEO is entitled to (i) Actual Prior Year Bonus and (ii) Pro-Rated Bonus.

(4)
In the event an NEO experiences a Good Leaver Termination during the 18-month period following a change in control (a “Qualifying CIC Termination”), any unvested RSUs fully vest and each incomplete performance period with respect to unvested PSUs will be deemed to have ended as of the third business day prior to the date of the consummation of such change in control (the “Measurement Date”) and a number of unvested PSUs will vest equal to the greater of (A) the number of PSUs that would vest based on actual performance through the Measurement Date and (B) the number of PSUs that would vest based on target performance, as set forth in the applicable award agreement. In the event an NEO experiences a Qualifying CIC Termination following a change in control occurring December 31, 2021, our NEOs will be entitled to the following pursuant to accelerated vesting of their RSUs and PSUs under the applicable award agreements, assuming performance at target level with respect to the PSUs: Mr. Willsher, $386,542; Mr. Willis, $231,926; and Mr. Smiley, $231,926.

Severance Benefits under Employment Agreements
Under the Employment Agreements, upon any termination of employment with the Company, Messrs. Willsher, Willis, and Smiley will be entitled to (i) accrued but unpaid base salary as of the termination date, (ii) any unreimbursed business expenses incurred through the termination date, and (iii) any payments and benefits to which they may be entitled under any benefit plan, programs, or arrangements (collectively, the “Accrued Obligations”).
In the event of a termination of Messrs. Willsher’s, Willis’s, or Smiley’s employment without “cause” or for “good reason” (each as defined below) (each, a “Good Leaver Termination”), then, in addition to the Accrued Obligations and subject to their timely execution and non-revocation of a general release of claims and complying with the release and any applicable restrictive covenants, each NEO will be entitled to:
•
any earned but unpaid annual bonus for the preceding year (the “Actual Prior Year Bonus”);

•
a pro-rated annual bonus for the year of termination, with the amount determined based on actual results for the year and the proration determined based on the duration of employment during the calendar year (the “Pro-Rated Bonus”);

•
an amount equal to two times the NEO’s annual base salary, in each case, payable in accordance with the Company’s regular payroll practices for 12 months following the termination date; and

•
up to 12 months of continued health insurance benefits under the Company’s group health plan (at the employee-rate), subject to the NEO’s continued eligibility for COBRA coverage and terminable if the NEO obtains other employment offering group health plan coverage.

Under the Employment Agreements, if the NEO’s employment with the Company is terminated due to death or “disability” (as defined in the Employment Agreements), then, in addition to the Accrued Obligations, the NEO will be entitled to the Actual Prior Year Bonus and the Pro-Rated Bonus.
Each Employment Agreement provides for a Section 280G of the Internal Revenue Code of 1986, as amended (a “Code Section 280G”), “best-net” cutback, which would cause an automatic reduction in any payments or benefits the NEO would receive which constitute parachute payments within the meaning of Code Section 280G, in the event such reduction would result in the NEO receiving greater payments and benefits on an after-tax basis.
For purposes of the Employment Agreements, the Company will have “cause” to terminate the NEO’s employment upon the occurrence of (i) conviction of a felony, or plea of guilty or nolo contendere to, any felony or any crime of moral turpitude; (ii) repeated intoxication by alcohol or drugs during the performance of his duties; (iii) embezzlement or other willful and intentional misuse of any of the funds of the Company or its direct or indirect subsidiaries, (iv) commission of a demonstrable act of fraud; (v) willful and material misrepresentation or concealment on any written reports submitted to the Company or its direct or indirect subsidiaries; (vi) material breach of the Employment Agreement; (vii) failure to follow or comply with the reasonable, material and lawful written directives of the Board; or (viii) conduct constituting the NEO’s material breach of the Company’s then-current code of conduct or similar written policy.
For purposes of the Employment Agreements, an executive will have “good reason” to terminate employment with the Company upon the occurrence of any of the following without written consent: (i) a relocation of the NEO’s principal work location to a location more than 40 miles from its then-current location; (ii) a reduction in the NEO’s then-current base salary or target bonus, or both; (iii) a material breach of any provision of the Employment Agreement by the Company; or (iv) any material reduction in the NEO’s title, authority, duties, responsibilities or reporting relationship from those in effect as of the effective date, except to the extent such reduction occurs in connection with the NEO’s termination of employment for “cause” or due to the NEO’s death or “disability” (as defined in the Employment Agreements).
Accelerated Vesting under Award Agreements
Pursuant to the applicable RSU award agreement, in the event of a termination of the participant’s service by the Company without “cause” or by the participant for “good reason”, any unvested RSUs will vest. Pursuant to the applicable PSU agreement, in the event of a termination of the participant’s service by the Company without “cause” or by the participant for “good reason”, a pro-rata portion of all unvested PSUs will vest based on actual performance through the end of the applicable performance period to occur immediately following such termination. In the event such termination occurs during the 18-month period immediately following a change in control, each incomplete performance period will be deemed to have ended as of the third business day prior to the date of the consummation of such change in control (the “Measurement Date”) and a number of unvested PSUs will vest equal to the greater of (A) the number of PSUs that would vest based on actual performance through the Measurement Date and (B) the number of PSUs that would vest based on target performance, as set forth in the applicable award agreement.

DIRECTOR COMPENSATION
Prior to June 2021, our non-employee directors were paid solely in cash. We revised our director compensation policy in June 2021 to provide for a combination of an annual cash retainer and an equity award. Following June 2021, our non-employee directors’ annual cash retainer was $75,000 ($175,000 with respect to the Chairman of the Board), paid quarterly in advance. Our non-employee directors also received RSUs that vest over a one-year period with a grant date fair value of $125,000 ($175,000 with respect to the Chairman of the Board). In addition, each non-employee director who served as a committee chair received an additional $25,000 cash retainer.
Non-employee directors are reimbursed for all out-of-pocket expenses in connection with attending meetings of the board of directors or committees. Each director is fully indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law.
The following table presents information regarding compensation paid to the non-employee directors of the Company during the fiscal year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Patrice Douglas	$115,278	$125,000	$240,278
Christopher W. Hamm	$262,500	$175,000	$437,500
Evan S. Lederman	$162,500	$125,000	$287,500
David H. Proman	$106,250	$125,000	$231,250
Todd R. Snyder	$162,500	$125,000	$287,500

(1)
Includes annual cash retainer fee and committee chair fees for each non-employee director during fiscal year 2021.

(2)
Represents the grant date fair value of RSUs awarded under the EIP, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates. These RSUs vest on the first anniversary of the grant date, subject to the holder’s continued service on the Board through the vesting date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, to our knowledge, as of April 25, 2022, the beneficial ownership of our common stock that are owned by:
•
each person known by us to be a beneficial owner of more than 5% of our outstanding common shares;

•
each director;

•
each executive officer; and

•
all executive officers and current directors as a group.

We have prepared the table and the related notes based on information provided in the most recent Section 16 filing or Schedule 13D filed by such person. We have not sought to verify such information. The number of shares beneficially owned by a person includes shares of common stock underlying warrants, stock options, restricted stock units, and any other derivative securities to acquire common stock held by that person that are currently exercisable or convertible within 60 days after the date of this proxy statement. The shares issuable under any such securities are treated as outstanding for computing the percentage ownership of the person holding these securities, but are not treated as outstanding for the purposes of computing the percentage ownership of any other person.
Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding(3)
Avenue Capital funds(4)	2,561,375	6.7%
Deborah G. Adams	—	—
Patrice Douglas	—	—
Eric Dulany	—	—
Eric T. Greager	—	—
Christopher W. Hamm(5)	16,157	*
Randal T. Klein(4)	—	—
Anthony W. Lopez	42,740	*
Jason McGlynn	47,454	*
Richard P. Smiley	73,166	*
Todd R. Snyder	13,442	*
Eric M. Willis	89,539	*
Martyn Willsher	104,406	*
All Executive Officers and Current Directors as a Group (12 persons)	386,904	1.0%

*
Less than 1.0%

(1)
Unless otherwise noted, the address for all beneficial owners in this table is c/o Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002.

(2)
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

(3)
Based on 38,327,143 shares of common stock outstanding as of April 25, 2022. Shares of common stock (i) issuable upon the vesting of restricted stock units within 60 days of the date of this Proxy

Statement and (ii) subject to stock options that are currently exercisable or exercisable within 60 days of the date of this Proxy Statement are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those restricted stock units or stock options, but are not treated as outstanding for the purpose of computing the percentage ownership of (x) any other person or (y) the aggregate held by all executive officers and directors as a group.
(4)
Comprised of 2,561,375 shares of common stock held by Avenue Energy Opportunities Fund, L.P. (“Avenue Energy Opportunities Fund”). Avenue Energy Opportunities Partners, LLC is the general partner of Avenue Energy Opportunities Fund. GL Energy Opportunities Partners, LLC is the managing member of Avenue Energy Opportunities Partners, LLC. Marc Lasry is the managing member of GL Energy Opportunities Partners, LLC. Avenue Capital Management II, L.P. is the investment adviser of Avenue Energy Opportunities Fund. Avenue Capital Management II GenPar, LLC is the general partner of Avenue. Marc Lasry and Sonia Gardner are the managing members of Avenue Capital Management II GenPar, LLC. Each of the foregoing individuals and entities may be deemed to have voting and investment power over the common stock held by Avenue Energy Opportunities Fund and (other than Avenue Energy Opportunities Fund) disclaim any beneficial ownership over such common stock. Randal T. Klein is a director of the Company and a senior portfolio manager at Avenue. Mr. Klein disclaims beneficial ownership of the shares of common stock owned by Avenue Energy Opportunities Fund. The principal address of the foregoing individuals and entities is 11 West 42nd Street, 9th Floor, New York, New York 10036.

(5)
Shares of common stock beneficially owned consists of 12,824 shares of common stock and 3,333 restricted stock units that will vest on May 3, 2022.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.
To our knowledge, based solely on a review of Form 3, Form 4 and Form 5 (including amendments) filed electronically with the SEC and written representations made to us that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners of our capital stock were complied with except that on June 1, 2021, we filed a Form 3 on behalf of Eric Dulany relating to his appointment as Vice President and Chief Accounting Officer on May 17, 2021. The failure to file the Form 3 relating to the appointment of Mr. Dulany on time was inadvertent, and the filing was corrected promptly upon discovery.

PROPOSAL 1 — ELECTION OF DIRECTORS
At each annual meeting, our stockholders will elect our directors. Directors may be removed from office either for or without cause upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote generally for the election of directors.
The Board, upon the recommendation of the Nominating and Governance Committee has nominated the following individuals for election as directors of the Company to serve until our 2023 Annual Meeting or until their respective successors are duly elected and qualified:
Deborah G. Adams
Patrice Douglas
Eric T. Greager
Christopher W. Hamm
Randal T. Klein
Todd R. Snyder
Martyn Willsher
Each of the above nominees is currently serving as a director of the Company. Biographical information for each nominee is contained in the “Directors and Director Nominees” section above.
The election of directors in this proposal requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions have the same effect as a vote against the outcome of voting on director election and broker non-votes will not have any effect on the outcome of voting on director elections. The Board recommends that you vote “FOR” the election of each of the nominees listed above.
Unless otherwise instructed, the proxyholders will vote the proxies received by them for the seven nominees named above. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the proxyholders will vote for the election of a substitute nominee that the Board recommends.
Vote Required
The election of directors in this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. You may vote “FOR” a nominee to the Board, “AGAINST” a nominee to the Board or you may ABSTAIN from voting with respect to one or more nominees to the Board. Abstentions are considered shares of common stock present and entitled to vote and will have the same effect as votes “against” a nominee to the Board.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 7, 2022, the Audit Committee appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee is seeking ratification of such appointment by our stockholders at the Annual Meeting. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table summarizes the aggregate Deloitte fees for independent auditing, tax and related services for each of the years ended December 31, 2021 and 2020 (dollars in thousands), respectively:
	2021	2020
Audit fees(1)	$1,250,000	$725,000
Audit-related fees(2)	100,315	148,585
Tax fees(3)	83,295	86,652
All other fees(4)	—	—
Total	$1,433,610	$960,237

(1)
Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. For each of the years ended December 31, 2021 and 2020, those fees primarily related to the (i) audit of our annual financial statements and internal controls over financial reporting included in our annual reports and (ii) the review of our quarterly financial statements filed on Form 10-Q.

(2)
Audit-related fees represent amounts billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews.

(3)
Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax compliance, tax advice, and tax planning.

(4)
No such services were rendered by either Deloitte during the years ended December 31, 2021 and 2020, respectively.

Pre-Approval Policies and Procedures
The Audit Committee’s charter requires the Audit Committee to approve in advance all audit and non-audit services to be provided by our independent registered public accounting firm.
The charter for the Audit Committee is available within the “Corporate Governance” section of our website at www.amplifyenergy.com.
Vote Required
The ratification of Deloitte as our independent registered public accounting firm in this Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 2 will be counted as shares entitled to vote on the Proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE APPROVING COMPENSATION OF NAMED EXECUTIVE OFFICERS
Background
Under the Dodd-Frank Act and pursuant to Section 14A of the Exchange Act, the stockholders of the Company are entitled to vote at the Annual Meeting on the compensation of the Company’s named executive officers, as disclosed in the Executive and Director Compensation section and accompanying compensation tables contained in this Proxy Statement. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only and is not binding on the Company or the Board. Currently, our stockholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2023 Annual Meeting.
Although the vote is non-binding, the Compensation Committee and the Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.
As described above in the “Executive and Director Compensation” section of this proxy statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:
•
attract and retain talented executive officers by providing total compensation levels competitive with that of executives holding comparable positions in similarly situated organizations;

•
provide total compensation that is supported by individual performance;

•
provide a performance-based compensation component that balances rewards for short-term and long-term results and is tied to Company performance; and

•
encourage the long-term commitment of our executive officers to us and to our stockholders’ long-term interests.

Please read the “Executive and Director Compensation” section beginning on page 22 of this Proxy Statement for a detailed discussion of our executive compensation program and how it operates and is designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 22 through 29, which provide detailed information on the compensation of our NEOs.
Our Compensation Committee and the Board have determined that the Company’s NEOs compensation aligns with our business strategy, focuses on long-term value creation for our stockholders and delivers competitive pay relative to our performance, and therefore the Board recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the Company’s NEOs compensation as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure shall include the Executive and Director Compensation, the Summary Compensation Table, and the related tables and disclosure in this Proxy Statement).
Vote Required
The advisory vote on executive compensation in this Proposal 3 requires the affirmative vote of the holders of a majority of the shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 3 will be counted as shares entitled to vote on the Proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the Proposal.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES
Stockholder Proposals under Rule 14a-8
Any stockholder of the Company who desires to submit a proposal for action at the 2023 Annual Meeting and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices located at Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002 no later than December 30, 2022 unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials.
Other Stockholder Proposals
Any stockholder of record of the Company who desires to submit a proposal for action at the 2023 Annual Meeting, but does not wish to have such proposal (a “Non-Rule 14a-8 Proposal”) included in the Company’s proxy materials, must give written notice of an intent to make a Non-Rule 14a-8 Proposal to the Company at its principal executive offices so that it is received no earlier than the close of business on February 16, 2023 and no later than the close of business on March 17, 2023. However, if the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of the 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting or, if the first public announcement of the date of the 2023 Annual Meeting is less than 100 days prior to the date of the 2023 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.
Director Recruitment and Director Nomination Process
It is the responsibility of the Nominating and Governance Committee to identify, evaluate and recommend to the Board nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on the Board that may occur between annual meetings. The Nominating and Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period.
The Nominating and Governance Committee’s charter requires consideration of the diversity of, and the optimal enhancement of the current mix of talent and experience on, the Board. In that regard, the Nominating and Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. The Nominating and Governance Committee believes it has achieved that balance through the representation on the Board of members having experience in the oil and gas industry, accounting and investment analysis, among other areas. The Nominating and Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status.
In identifying potential director candidates, the Nominating and Governance Committee relies on any source available for the identification and recommendation of candidates, including current directors, officers and stockholders. In addition, the Nominating and Governance Committee from time to time may engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third-party search firm will be paid a fee. Our Nominating and Governance Committee and the Board engaged a third-party search firm to assist in the evaluation and identification of potential director candidates, including candidates identified by the search firm, stockholders and other advisors or other sources. A number of candidates were considered from a variety of such sources, all of whom were ultimately evaluated by the third-party search firm. Each of directors Deborah G. Adams and Eric T. Greager were appointed to the Board following assistance from the third-party search firm.
Stockholder Recommendations for Director Candidates
The Nominating and Governance Committee will also consider any nominee recommended by stockholders for election at the 2023 Annual Meeting if that nomination is submitted in writing. A stockholder who wishes to recommend a director candidate for evaluation should forward the candidate’s name and information about the candidate’s qualifications to Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002, Attention: General Counsel.
The candidate must meet the selection criteria described in our Corporate Governance Guidelines and the Nominating and Governance Committee’s charter, and must be willing and expressly interested in serving on the Board. Under its charter, the Nominating and Governance Committee must treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other source.
Stockholder Nominations for Director Candidates
Any stockholder of record wishing to directly nominate a director candidate at the 2023 Annual Meeting (i.e., to propose a candidate for election who is not otherwise nominated by the Board through the recommendation process described above) must give written notice of an intent to make such director nominations to the Company at its principal executive offices so that it is received no earlier than the close of business on February 16, 2023 and no later than the close of business on March 17, 2023. However, if the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of the 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting or, if the first public announcement of the date of the 2023 Annual Meeting is less than 100 days prior to the date of the 2023 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.
In addition, beginning with the 2023 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all proposed nominees for director for whom we have received notice under the Rule, which must be received no later than 60 days prior to the anniversary of the date of the Annual Meeting. For any such director nominee to be included on our proxy card for the 2023 Annual Meeting, the Company must receive notice under Rule 14a-19 no later than April 17, 2023; provided, however, if the date of the meeting is changed by more than 30 calendar days from the anniversary of the 2022 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2023 Annual Meeting is first made. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described in the immediately preceding paragraph.

ADDITIONAL INFORMATION
Solicitation of Proxies
Solicitation of proxies may be made via the Internet, by mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained Morrow Sodali, LLC to aid in the solicitation of proxies, for which the Company will pay an amount that it estimates will not exceed $15,000, plus expenses.
Stockholder List
In accordance with the DGCL, the Company will maintain at its corporate offices in Houston, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for 10 days before the Annual Meeting at the Company’s principal executive offices. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to corporatesecretary@amplify.com. The stockholder list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and a Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Amplify stockholders may be “householding” our proxy materials. One annual report, proxy statement and Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, you may (1) notify your broker, (2) direct your written request to: 500 Dallas Street, Suite 1700, Houston, Texas 77002 or (3) contact our Investor Relations department by telephone at (832) 219-9055. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker if their shares are held in “street name” or the Company if they are the stockholder of record. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report. proxy statement and Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. However, if other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, to the extent authorized by Rule 14a-4(c).

Availability of Annual Reports on Form 10-K.
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to any of our stockholders of record, or to any stockholder who owns our common stock listed in the name of a broker, bank or dealer as nominee, at the close of business on April 25, 2022. Any request for a copy of our Annual Report on Form 10-K should be mailed to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, TX 77002, or by calling (832) 219-9026.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 16, 2022.
You are requested to cast your proxy as instructed in the Notice of Availability whether or not you expect to attend the meeting online. You may request paper copies of the proxy materials free of charge by following the instructions on the Notice of Availability. If you request a paper proxy, please complete, date, and sign the enclosed form of proxy card and return it promptly in the envelope provided. By submitting your proxy promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. We encourage you to vote via the Internet.
Proxy Materials for the Annual Meeting
If you have any questions or require assistance with voting your proxy card, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Morrow Sodali LLC, at
Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.morrowsodali.com

AMPLIFY ENERGY CORP.500 Dallas Street, Suite 1700Houston, Texas 77002NOTICE OF ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON JUNE 16, 2022THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Martyn Willsher and Eric M. Willis (together, the “Proxies”), and each of them acting individually orin the absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess ifpersonally present, as proxies to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders(including any postponements, adjournments or continuations thereof, the “Annual Meeting”) of Amplify Energy Corp. to be heldvirtually, conducted via live audio webcast on June 16, 2022, at 9:00 a.m. Houston time. You will be able to attend the Annual Meetingonline and submit questions during the meeting by visiting www.cesonlineservices.com/ampy22_vm. You will also be able to voteyour shares electronically at the Annual Meeting.Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretionon such other matters as may properly come before the Annual Meeting to the extent authorized by Rule 14a-4(c) under the SecuritiesExchange Act of 1934, as amended (the
“Exchange Act”).The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and accompanying Proxy Statement andrevokes all prior proxies for the Annual Meeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THEREVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” OF THE BOARD'S NOMINEES ON PROPOSAL1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND, TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) UNDER THE EXCHANGEACT, IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THEANNUAL MEETING. Only stockholders of record on April 25, 2022, may vote at the Annual Meeting.IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY. THANK YOU FOR VOTING.(Continued and to be marked, dated and signed on reverse side) SEE REVERSE SIDE5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5PROXYCARDImportant Notice Regarding the Availability of Proxy Materialsfor the Stockholder Meeting to Be Held on June 16, 2022:The Company’s Proxy Statement, form of proxy card, Notice of Annual Meeting of Stockholders andAnnual Report on Form 10-K are available free of charge at: www.cesonlineservices.com/ampy22_vm.

THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES ON PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.2. To ratify the appointment, by the Audit Committee of ourboard of directors, of Deloitte & Touche LLP as ourindependent registered public accounting firm for thefiscal year ending December 31, 2022;3. To approve, on a non-binding advisory basis, thecompensation of our named executive officers; and4. To transact such other business as may be properly presented at the AnnualMeeting. Date(Signature)(Signature if held jointly)NOTE: This proxy should be marked, dated and signed by each stockholderexactly as such stockholder’s name appears hereon, and returned promptly inthe enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardianplease give full title as such. If the signer is a corporation, please sign the fullcorporate name by duly authorized officer, giving full title as such. If the signeris a partnership, please sign in the partnership’s name by authorized person.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE 1. To elect seven directors to our board of directors to hold office until our 2023annual meeting of stockholders or until their respective successors are dulyelected and qualified;01. Deborah G. Adams02. Patrice Douglas03. Eric T. Greager04. Christopher W. Hamm05. Randal T. Klein06. Todd R. Snyder07. Martyn WillsherAGAINST ABSTAINPlease mark voteas indicated inthis example XTO VOTE BY MAIL, PLEASE DETACH HERE, MARK, SIGN AND DATE THIS PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5